SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 26, 2009
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.14	Form of Performance Share Award Agreement (2009 awards)
EX-10.15	Form of Restricted Stock Award Agreement (2009 awards)
EX-10.16	Form of Stock Option Award Agreement (2009 awards)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2009 the Compensation Committee (the “Committee”) of the Board of Directors of NewAlliance Bancshares, Inc. (the “Company”) and NewAlliance Bank (the “Bank”) established and approved  performance goals and the grant of long-term incentive awards for 2009 pursuant to the Company’s 2005 Long-Term Compensation Plan approved by shareholders.  These long-term incentive awards are designed to encourage decisions with a long-term focus, link pay opportunities with long-term shareholder value creation, enhance the retention power of the Company’s compensation program and balance annual incentive programs to provide award opportunities based on longer-term success.  All members of the Company’s executive management team and other key members of senior management have been selected by the Committee to participate in the program for fiscal year 2009.  The awards represent a mix of stock options, restricted stock and performance shares.  The options vest ratably over 4 years while the restricted shares and performance shares are “cliff” vested after three years (i.e., the entire award vests only after the three years, if at all).

The following grants were made to the Named Executive Officers(1):

	Shares of Restricted Stock	Target Performance Shares	Options to Purchase Stock
Peyton R. Patterson, Chairman, President and Chief Executive Officer	22,765	22,765	103,478
C. Eugene Kirby, Jr. Executive Vice President of the Company, President of the Bank (2)	5,169	5,169	23,496
Gail E.D. Brathwaite, Executive Vice President of the Company, Chief Operating Officer of the Bank	6,097	6,097	27,714
Don T. Chaffee, Executive Vice President, Interim Chief Financial Officer and Chief Credit Officer	3,904	3,904	17,745
Diane L. Wishnafski, Executive Vice President, Consumer and Business Banking Services	4,086	4,086	18,573

(1)	Merrill B. Blanksteen former CFO and Named Executive Officer, retired May 29, 2009 and no awards were made to him.
(2)
Mr. Kirby was not a Named Executive Officer in 2008 but is expected to be for 2009. He was appointed as President of the Bank and Executive Vice President of the Company effective April 27, 2009, and his awards were prorated at two-thirds of the annual target.

Performance Shares
The actual number of performance shares to be earned will be based on performance criteria over a three-year performance period beginning May 29, 2009 and ending May 31, 2012. Performance shares vest based on total shareholder return (TSR) (defined as share price appreciation from the beginning of the performance period to the end of the performance period, plus the total dividends paid on the common stock during the period) for  the group of banks and thrifts listed on the SNL Thrift Index versus the Company’s TSR (the “TSR Percentage”).  The performance shares, if earned, will vest on May 31, 2012.  The performance shares will vest earlier upon death or disability with the performance calculated and the number of shares pro-rated through the date of termination. In the event of a change of control, the performance will be calculated and the number of shares pro-rated through the change of control date.

The number of Performance Shares earned shall be calculated based on the following table.  If the Company’s TSR Percentage equals an amount in Column A the number of Performance Shares earned shall equal the corresponding amount in Column B.  Straight-line interpolation will be used to determine the number of shares to be awarded if the TSR falls between the 35th and 50th percentiles or the 50th and 85th percentiles.

Column A Company’s TSR Percentage	Column B Award Percent Payout
Below 35th percentile	Forfeited
35th percentile	50% of target
50th percentile	100% of target
85th percentile or above	200% of target

Stock Options and Restricted Stock

The stock options vest ratably over a four year period and will become exercisable at an exercise price of $12.94 per share on May 31st of each of the years 2010-2013.  The options will vest and become fully exercisable upon death, disability or retirement or upon a change of control of the Company.  The restricted stock cliff vests after 3 years on May 30, 2012, so long as the participant is employed by the Company.  However, the restricted stock awards will vest immediately upon death or disability or upon a change of control of the Company.

Copies of the forms of the Performance Share Award Agreement, the Restricted Stock Award Agreement and the Stock Option Award Agreement are attached to this report on Form 8-K as Exhibits 10.14; 10.15; and 10.16 and each is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable
(d)	Exhibit.

Exhibit No.	Description

EX-10.14	Form of Performance Share Award Agreement (2009 awards)
EX-10.15	Form of Restricted Stock Award Agreement (2009 awards)
EX-10.16	Form of Stock Option Award Agreement (2009 awards)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Don T. Chaffee
Don T. Chaffee
Executive Vice President and Interim Chief Financial Officer

Date: June 1, 2009

EXHIBIT INDEX

Exhibit Number	Description

EX-10.14	Form of Performance Share Award Agreement (2009 awards)
EX-10.15	Form of Restricted Stock Award Agreement (2009 awards)
EX-10.16	Form of Stock Option Award Agreement (2009 awards)